PIMCO StocksPLUS® Small Fund
Summary Prospectus
August 1, 2025 (as supplemented December 22, 2025)
Share Class:	Inst	I-2	I-3	A	C
Ticker:	PSCSX	PCKPX	PSNSX	PCKAX	PCKCX
Before you invest, you may want to review the Fund’s prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@sscinc.com. The Fund’s prospectus and Statement of Additional Information, both dated August 1, 2025, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks total return which exceeds that of the Russell 2000® Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 87 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.69%	0.79%	0.89%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.29%	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	0.98%	1.08%	1.18%	1.38%	2.13%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%	1.08%	1.13%	1.38%	2.13%
1
“Other Expenses” include interest expense of 0.29%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating
Expenses After Fee Waiver and/or Expense Reimbursement are 0.69%, 0.79%, 0.84%, 1.09% and 1.84% for Institutional Class, I-2, I-3, Class A, and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2026, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$100	$312	$542	$1,201
I-2	$110	$343	$595	$1,317
I-3	$115	$370	$644	$1,427
Class A	$510	$796	$1,102	$1,970
Class C	$316	$667	$1,144	$2,271
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$510	$796	$1,102	$1,970
Class C	$216	$667	$1,144	$2,271
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 679% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to exceed the total return of the Russell 2000® Index by gaining equity exposure to Russell 2000® Index stocks together with a diversified portfolio of Fixed Income Instruments and related derivatives actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index exposure component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other

PIMCO Funds | Summary Prospectus

PIMCO StocksPLUS® Small Fund

similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund expects to use Russell 2000® Index derivatives in addition to or in place of investments in Russell 2000® Index stocks and/or equity-related underlying funds (such as exchange-traded funds) as part of an attempt to equal or exceed the performance of the Russell 2000® Index. The Fund may seek equity exposure through any of the foregoing instruments, without limitation, in PIMCO’s discretion. The Fund typically will seek to gain notional long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. Russell 2000® Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly.
Remaining Fund assets will consist primarily of Fixed Income Instruments and related derivatives. PIMCO actively manages the Fixed Income Instruments and related derivatives held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Russell 2000® Index is a group of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of June 30, 2025, the Russell 2000® Index’s average market capitalization (dollar-weighted) was $3.09 billion. The Fund uses the Russell 2000® Index as a benchmark to measure performance, and seeks to remain invested in Russell 2000® Index derivatives, Russell 2000® Index stocks and/or equity-related underlying funds even when the Russell 2000® Index is declining. The Fund is not based on and does not use any products or services from FTSE Russell, and is not affiliated or associated with, or sponsored, promoted or endorsed by, FTSE Russell or any of its parent, subsidiary, or affiliated companies.
In selecting investments for the Fund, PIMCO may use proprietary quantitative models that are developed and maintained by PIMCO, and which are subject to change over time without notice in PIMCO’s discretion. The Fund may invest, without limitation, in common stocks (including any equity-related underlying funds) and derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also engage in financing transactions, such as reverse repurchase agreements and/or total return swaps. Assets not invested in equity securities (including any equity-related underlying funds) or equity derivatives will be primarily invested in Fixed Income Instruments and related derivatives. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Ratings (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Fund may invest in mortgage-related securities rated below B). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the Fund’s fixed income investments, the Fund will normally limit its net foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the Fund’s fixed income investments, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the Fund’s fixed income investments, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:
Interest Rate Risk: the risk that fixed income securities and dividend-paying equity securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government policy, inflation, the economy, and market for bonds can impact interest rates and yields
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons including declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding

2  Summary Prospectus | PIMCO Funds

Summary Prospectus

securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could experience losses if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk: the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

August 1, 2025 (as supplemented December 22, 2025) | SUMMARY PROSPECTUS  3

PIMCO StocksPLUS® Small Fund

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Fund’s sensitivity to interest rate risks
Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. Investments in smaller companies generally are subject to greater levels of credit, market and issuer risk
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Turnover Risk:  the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired
Funds to achieve their investment objectives. Investments in Acquired Funds that are exchange-traded funds are also subject to market risk, tracking error, the potential for trading at a discount or premium to their net asset value, bid/ask spread risk as well as the risks of the underlying securities they hold. In addition, the Fund's performance will be reduced by the Fund's proportionate amount of the expenses of any Acquired Funds in which it invests
Model Risk: the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund. The performance of the investment models may be impacted by software or other technology malfunctions, human error, programming inaccuracies, power loss, and other events or circumstances, which may be difficult to detect and may be beyond the control of the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares.  For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by I-3 shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. The Fund’s regulatory index is the S&P 500 Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index is composed of 500 selected common stocks that represent approximately two thirds of the total market value of all U.S. common stocks. The S&P 500 Index focuses on the large-cap segment of the U.S. equities market. The supplemental index shown is

4  Summary Prospectus | PIMCO Funds

Summary Prospectus

the Russell 2000® Index. The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2020	32.85%
Worst Quarter	March 31, 2020	-34.31%
Year-to-Date	June 30, 2025	-1.53%
Average Annual Total Returns (for periods ended 12/31/24)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	12.62%	6.51%	7.67%
Institutional Class Return After Taxes on Distributions(1)	10.57%	2.86%	4.66%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	7.40%	3.76%	4.96%
I-2 Return Before Taxes	12.48%	6.41%	7.56%
I-3 Return Before Taxes	12.36%	6.33%	7.50%
Class A Return Before Taxes	7.94%	5.26%	6.82%
Class C Return Before Taxes	10.28%	5.28%	6.43%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	11.54%	7.40%	7.82%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Marc Seidner, Daniel Hyman, Bryan Tsu and Jing Yang. Mr. Seidner is CIO Non-traditional Strategies and a Managing Director of PIMCO. Messrs. Hyman and Tsu and Ms. Yang are Managing Directors of PIMCO. Mr. Seidner has jointly and primarily managed the Fund since February 2021, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018. Mr. Hyman has jointly and primarily managed the Fund since August 2025.
Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class, I-2 and I-3
The minimum initial investment for Institutional Class, I-2 and I-3 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class, I-2 and I-3 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o SS&C Global Investor and Distribution Solutions, Inc.
801 Pennsylvania Avenue, STE 219024, Kansas City, MO 64105-1307
■
Calling us at 1.888.87.PIMCO and a Shareholder Services associate will assist you
■
Sending a fax to our Shareholder Services department at 816.421.2861
■
Sending an e-mail to piprocess@sscinc.com
Class A and Class C
The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their

August 1, 2025 (as supplemented December 22, 2025) | SUMMARY PROSPECTUS  5

PIMCO StocksPLUS® Small Fund

customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc., 801 Pennsylvania Avenue, STE 219294, Kansas City, MO 64105-1307. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

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